SL GREEN REALTY CORP.

# FIRST QUARTER 2020 SUPPLEMENTAL DATA

MARCH 31, 2020

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of March 31, 2020, the Company held interests in 102 buildings totaling 49.4 million square feet. This included ownership interests in 28.8 million square feet in Manhattan buildings and 19.6 million square feet securing debt and preferred equity investments.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

•	SL Green maintains a website at https://slgreen.com where key investor relations data can be found. This supplemental financial package is available through the Company’s website.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements, including the statements herein under the section entitled "Guidance". These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended March 31, 2020 that will be released on Form 10-Q to be filed on or before May 11, 2020.

Supplemental Information	2	First Quarter 2020

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	9

Comparative Balance Sheets	10

Comparative Statements of Operations	12

Comparative Computation of FFO and FAD	13

Consolidated Statement of Equity	14

Joint Venture Statements	15	-	16

Selected Financial Data	17	-	20

Debt Summary Schedule	21	-	22

Lease Liability Schedule	23

Debt and Preferred Equity Investments	24	-	26

Selected Property Data
Composition of Property Portfolio	27	-	31
Largest Tenants	32
Tenant Diversification	33
Leasing Activity Summary	34	-	35
Annual Lease Expirations	36	-	37

Summary of Real Estate Acquisition/Disposition Activity	38	-	42

Corporate Information	43

Non-GAAP Disclosures and Reconciliations	44

Analyst Coverage	47

Supplemental Information	3	First Quarter 2020

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing rate.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from SLG’s unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to SLG’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured, at inception, as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense. On our balance sheets, financing leases include the amounts previously captioned "Properties under capital lease."
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2019 are as follows:

Added to Same-Store in 2020:	Removed from Same-Store in 2020:
2 Herald Square	One Madison Avenue (redevelopment)
719 Seventh Avenue	625 Madison Avenue (redevelopment)
650 Fifth Avenue	315 West 34th Street "The Olivia" (disposed)
762 Madison Avenue (redevelopment)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	First Quarter 2020

FIRST QUARTER 2020 HIGHLIGHTS Unaudited

New York, NY, April 22, 2020 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended March 31, 2020 of $114.8 million, or $1.47 per share, as compared to net income attributable to common stockholders of $43.8 million, or $0.52 per share, for the same quarter in 2019. Net income attributable to common stockholders for the first quarter of 2020 includes $72.3 million, or $0.88 per share, of net gains recognized from the sale of The Olivia.
The Company reported FFO for the quarter ended March 31, 2020 of $172.0 million, or $2.08 per share, which includes the recognition of $37.7 million, or $0.46 per share, of incremental income from Credit Suisse at 1 Madison Avenue representing rent through December 31, 2020, offset by $11.2 million, or $0.14 per share, of reserves against the Company’s debt and preferred equity portfolio related to the potential sale of certain investments and implementation of the new Current Expected Credit Loss, or CECL, regulation. FFO for the same period in 2019 was $147.5 million, or $1.68 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended March 31, 2020, the Company reported consolidated revenues and operating income of $314.3 million and $162.8 million, respectively, compared to $304.3 million and $160.3 million, respectively, for the same period in 2019.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures increased by 0.7% for the first quarter, excluding lease termination income and free rent to Viacom at 1515 Broadway.
During the first quarter, the Company signed 30 office leases in its Manhattan portfolio totaling 316,154 square feet. Twenty-one leases comprising 181,600 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $70.68 per rentable square foot, representing a 12.6% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first quarter was 10.1 years and average tenant concessions were 2.0 months of free rent with a tenant improvement allowance of $28.54 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.5% as of March 31, 2020, inclusive of 404,018 square feet of leases signed but not yet commenced, as compared to 95.4% as of March 31, 2019.
Significant leases that were signed in the first quarter included:

•	Renewal and expansion with Hudson Yards Construction LLC for 75,704 square feet at 410 10th Avenue, for 21.1 years;

•	New lease with Memorial Hospital for Cancer and Allied Diseases for 54,199 square feet at 485 Lexington Avenue, for 10.0 years;

•	New lease with City Garage for 44,201 square feet at 810 Seventh Avenue, for 10.0 years; and

•	New lease with KCP Holdco, Inc. for 37,169 square feet at 707 Eleventh Avenue, for 10.0 years.

Investment Activity
To date in 2020, the Company has repurchased a combined 2.6 million shares of common stock and common units of its Operating Partnership, or OP units, under the previously announced $3.0 billion share repurchase plan, at an average price of $83.25 per share/unit. Since inception of the program, the Company has repurchased a total of 25.3 million shares of its common stock under the program and redeemed 0.4 million OP units, allowing the Company to save approximately $91.2 million of common dividends and distributions on an annualized basis. The average price of total share repurchases and OP Unit redemptions to date is $94.46 per share/unit. The Company has curtailed its share repurchase program until additional sources of liquidity from asset sales or internal free cash flow are established.
In March, the Company closed on the sale of 315 West 33rd Street, known as The Olivia, and an adjacent, undeveloped parcel of land for a sale price of $446.5 million, or approximately $906 per square foot. The Company acquired the 36-story, 492,987-square-foot building in 2013. The mixed-use property includes 333 residential units with occupancy over 96 percent and 270,132 square feet of commercial space, which is 100 percent occupied. Commercial tenants include AMC Theater, Music Choice and Landmark Education. The transaction included a $100 million preferred equity investment by the Company, which was part of the original contract terms, and generated net cash proceeds to the Company of $95.7 million and a gain of $72.3 million.
In March, the Company announced that the previously contracted sale of 220 East 42nd Street, also known as The News Building, which was expected to close in the first quarter, did not move forward due to the buyer’s inability to execute the transaction. The Company has taken action to collect the $35.0 million contract deposit. Collection of the deposit is not reflected in the Company’s revised guidance. The property remains a high-quality asset within the Manhattan office portfolio, is currently 97.0 percent leased and the Company is considering financing alternatives for the property.

In March, the Company entered into a 99-year ground lease of 126-132 Nassau Street, located at the corner of Nassau and Beekman Streets. The Company intends to develop a new, as-of-right, 215,000-square-foot building on the site and has secured a user for a long term net ground lease condominium of the building. The existing 98,412-square-foot office building will be demolished to make way for the new tower.
In January, the Company closed on the acquisition of the remaining 10% interest in 762 Madison Avenue from our joint venture partner at a gross asset valuation of $29.3 million. The Company now owns 100% of the asset.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio increased to $1.85 billion at March 31, 2020, including $1.78 billion of investments at a weighted average current yield of 8.2% that are classified in the debt and preferred equity line item on the balance sheet, and mortgage investments aggregating $0.03 billion at a weighted average current yield of 6.5% that are included in other balance sheet line items for accounting purposes.
During the first quarter, the Company originated mortgages, subordinate debt, and preferred equity investments totaling $511.1 million, all of which was retained and $463.9 million was funded, at a weighted average yield of 8.3%.

Supplemental Information	5	First Quarter 2020

FIRST QUARTER 2020 HIGHLIGHTS Unaudited

During the first quarter, the Company implemented the Current Expected Credit Loss, or CECL, model for recognizing credit losses. Evaluation of the Company’s debt and preferred equity portfolio under this new standard resulted in the Company recording reserves totaling $43.5 million in the first quarter, $39.2 million of which was recorded as a cumulative-effect adjustment to equity and $4.3 million, of which, or $0.05 per share, was recognized through earnings. In addition, the Company recorded $6.9 million of reserves, or $0.09 per share, through earnings against debt and preferred equity investments that may be sold.
Financing Activity
In February, the Company, along with its joint venture partner, closed on the refinancing of 10 East 53rd Street. The new $220.0 million mortgage, all of which was funded at closing, has a 5-year term, bears interest at a floating rate of 1.35% over LIBOR and replaces the previous $170.0 million of indebtedness on the property that bore interest at a floating rate of 2.25% over LIBOR.
In April, the Company entered into $350.0 million of fixed rate interest swaps against our corporate unsecured debt at a rate of 0.54375% through August 2021.
Guidance
While the ongoing global COVID-19 pandemic did not have a significant impact on our first quarter results, we expect that the Company, and our industry as a whole, will experience a greater impact going forward. Some of the more significant trends we could face during the coming months include: (i) a slowdown in leasing activity and a reduction in market rents; (ii) reduced collections in our owned properties or our debt & preferred equity portfolio; (iii) delays and local restrictions around our development and redevelopment activities; and (iv) increased expenditures related to enhanced safety policies and procedures for our employees and tenants. As a result of these potential trends, the Company is revising its earnings guidance ranges for the year ending December 31, 2020 to net income per share of $1.83 to $2.33 and FFO per share of $6.60 to $7.10 per share.

The following table reconciles the revisions to the Company's guidance ranges for net income per share (diluted) and FFO per share (diluted) for the year ending December 31, 2020:

	Net income per share		Funds From Operations per share
Initial Guidance	$7.43	$7.53	$7.25	$7.35
Real Estate GAAP NOI	0.03	0.16	0.03	0.16
Debt & Preferred Equity Income	(0.34)	(0.29)	(0.34)	(0.29)
Debt & Preferred Equity Reserves	(0.29)	(0.22)	(0.29)	(0.22)
Other Income, Net	(0.09)	(0.06)	(0.09)	(0.06)
Interest Expense & Preferred Dividends	(0.05)	0.05	(0.05)	0.05
General & Administrative Expense	0.09	0.11	0.09	0.11
Gain on sale of real estate, net	(4.34)	(4.34)
Depreciation and Amortization	(0.61)	(0.61)
Revised Guidance	$1.83	$2.33	$6.60	$7.10
Dividends
In the first quarter of 2020, the Company declared:

•	A dividend on its outstanding common stock of $0.295 per share of common stock, which was paid on April 15, 2020 to shareholders of record on the close of business on March 31, 2020; and

•
quarterly dividends on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period January 15, 2020 through and including April 14, 2020, which was paid on April 15, 2020 to shareholders of record on the close of business on March 31, 2020, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 23, 2020 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 5789867.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 5789867. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	First Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2020		12/31/2019	9/30/2019	6/30/2019	3/31/2019

Earnings Per Share
Net income available to common stockholders - diluted	$1.47		$0.22	$0.40	$1.94	$0.52
Funds from operations (FFO) available to common stockholders - diluted	$2.08		$1.75	$1.75	$1.82	$1.68

Common Share Price & Dividends
Closing price at the end of the period	$43.10		$91.88	$81.75	$80.37	$89.92
Closing high price during period	$95.77		$92.90	$83.38	$92.60	$93.47
Closing low price during period	$41.14		$78.50	$76.79	$79.59	$77.46
Common dividend per share	$0.2950	(1)	$0.8850	$0.8500	$0.8500	$0.8500

FFO payout ratio (trailing 12 months)	46.9%		49.1%	49.6%	49.7%	50.1%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	73.6%		72.9%	92.5%	87.3%	83.9%

Common Shares & Units
Common shares outstanding	76,535		79,202	81,515	82,409	83,272
Units outstanding	4,145		4,196	4,258	4,259	4,261
Total common shares and units outstanding	80,680		83,398	85,773	86,668	87,533

Weighted average common shares and units outstanding - basic	82,335		83,767	86,550	87,231	87,646
Weighted average common shares and units outstanding - diluted	82,567		84,320	86,714	87,398	87,810

Market Capitalization
Market value of common equity	$3,477,308		$7,662,608	$7,011,943	$6,965,507	$7,870,967
Liquidation value of preferred equity/units	496,020		513,285	516,285	516,285	515,285
Consolidated debt	6,162,819		5,554,720	5,892,756	6,140,212	5,940,440
Consolidated market capitalization	$10,136,147		$13,730,613	$13,420,984	$13,622,004	$14,326,692
SLG share of unconsolidated JV debt	4,132,083		4,028,136	3,930,470	3,799,897	3,815,230
Market capitalization including SLG share of unconsolidated JVs	$14,268,230		$17,758,749	$17,351,454	$17,421,901	$18,141,922

Consolidated debt service coverage (trailing 12 months)	3.39x		3.37x	3.26x	3.20x	3.10x
Consolidated fixed charge coverage (trailing 12 months)	2.77x		2.74x	2.68x	2.63x	2.57x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.41x		2.39x	2.35x	2.34x	2.30x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.08x		2.06x	2.03x	2.03x	2.00x

(1) In March 2020 the Company modified its dividend policy from quarterly payments to monthly payments to allow better matching of its distributions to the operating cash flow it recognizes in the current market environment

Supplemental Information	7	First Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2020		12/31/2019	9/30/2019	6/30/2019	3/31/2019

Selected Balance Sheet Data
Real estate assets before depreciation	$9,061,831		$9,222,796	$9,560,878	$9,550,222	$8,936,493
Investments in unconsolidated joint ventures	$2,848,363		$2,912,842	$2,923,595	$2,937,153	$3,055,368
Debt and preferred equity investments	$1,783,336		$1,580,306	$1,954,556	$2,228,912	$2,272,241
Cash and cash equivalents	$554,195		$166,070	$121,751	$148,978	$144,323
Investment in marketable securities	$25,353		$29,887	$30,208	$29,978	$29,406

Total assets	$13,220,607		$12,766,320	$13,294,984	$13,629,941	$13,385,774

Fixed rate & hedged debt	$3,032,513		$3,536,286	$3,538,829	$3,540,487	$3,542,126
Variable rate debt	3,130,306	(1)	2,018,434	2,353,927	2,599,725	2,398,314
Total consolidated debt	$6,162,819		$5,554,720	$5,892,756	$6,140,212	$5,940,440
Deferred financing costs, net of amortization	(39,553)		(46,583)	(56,988)	(57,423)	(50,376)
Total consolidated debt, net	$6,123,266		$5,508,137	$5,835,768	$6,082,789	$5,890,064

Total liabilities	$7,251,728		$6,555,975	$6,843,536	$7,062,331	$6,843,805

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,265,219		$5,771,749	$5,777,022	$5,781,333	$5,880,322
Variable rate debt, including SLG share of unconsolidated JV debt	5,029,683	(1)	3,811,107	4,046,204	4,158,776	3,875,348
Total debt, including SLG share of unconsolidated JV debt	$10,294,902		$9,582,856	$9,823,226	$9,940,109	$9,755,670

Selected Operating Data
Property operating revenues	$222,631		$250,452	$248,028	$244,959	$240,118
Property operating expenses	(107,855)		(114,867)	(117,768)	(113,309)	(112,684)
Property NOI	$114,776		$135,585	$130,260	$131,650	$127,434
SLG share of unconsolidated JV Property NOI	73,992		72,123	75,442	78,472	80,635
Property NOI, including SLG share of unconsolidated JV Property NOI	$188,768		$207,708	$205,702	$210,122	$208,069
Investment income	38,533		42,423	51,518	51,618	50,031
Other income	53,139		15,207	14,088	16,447	14,106
Marketing general & administrative expenses	(19,570)		(25,575)	(23,841)	(25,480)	(25,979)
SLG share of investment income and other income from unconsolidated JVs	1,918		1,736	1,437	2,141	3,291
Income taxes	1,134		1,027	(995)	680	770
Transaction costs, including SLG share of unconsolidated JVs	(65)		(369)	(44)	(261)	(55)
Loan loss and other investment reserves, net of recoveries	(11,248)		—	—	—	—
EBITDAre	$252,609		$242,157	$247,865	$255,267	$250,233

(1) Does not reflect $0.8 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	First Quarter 2020

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019

Selected Operating Data
Property operating revenues	$214,373	$233,500	$230,443	$227,427	$222,780
Property operating expenses	97,312	100,672	101,871	97,927	98,198
Property NOI	$117,061	$132,828	$128,572	$129,500	$124,582

Other income - consolidated	$45,348	$3,128	$6,210	$4,493	$4,572

SLG share of property NOI from unconsolidated JVs	$73,992	$72,111	$76,552	$78,979	$80,636

Portfolio Statistics
Consolidated office buildings in service	18	20	20	20	20
Unconsolidated office buildings in service	10	10	10	10	11
	28	30	30	30	31

Consolidated office buildings in service - square footage	10,647,191	12,387,091	12,387,091	12,387,091	12,387,091
Unconsolidated office buildings in service - square footage	11,216,183	11,216,183	11,216,183	11,216,183	11,676,183
	21,863,374	23,603,274	23,603,274	23,603,274	24,063,274

Same-Store office occupancy inclusive of leases signed not yet commenced	95.5%	96.0%	95.0%	94.8%	95.4%

Office Leasing Statistics
New leases commenced	27	19	27	25	25
Renewal leases commenced	5	19	9	7	10
Total office leases commenced	32	38	36	32	35

Commenced office square footage filling vacancy	29,938	122,564	170,062	74,425	132,241
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	136,523	415,750	181,226	279,649	270,602
Total office square footage commenced	166,461	538,314	351,288	354,074	402,843

Average starting cash rent psf - office leases commenced	$68.33	$64.95	$77.09	$70.53	$69.38
Previous escalated cash rent psf - office leases commenced (3)	$73.52	$48.03	$73.39	$62.82	$67.90
Increase in new cash rent over previously escalated cash rent (2) (3)	(7.1)%	35.2%	5.0%	12.3%	2.2%
Average lease term	11.3	7.4	16.1	11.5	11.0
Tenant concession packages psf	$60.30	$37.38	$77.97	$79.94	$67.08
Free rent months	6.0	4.4	4.4	7.1	5.7

(1) Property data includes operating office, retail, residential, development, and redevelopment properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	9	First Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2020		12/31/2019	9/30/2019	6/30/2019	3/31/2019
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,662,840		$1,751,544	$1,860,922	$1,929,496	$1,775,006
Building and improvements	5,417,965		5,154,990	5,352,144	5,749,261	5,294,612
Building leasehold and improvements	1,435,811		1,433,793	1,431,183	1,427,225	1,423,282
Right of use asset - financing leases	163,960		47,445	47,445	47,445	47,445
Right of use asset - operating leases	381,255		396,795	396,795	396,795	396,148
	9,061,831		8,784,567	9,088,489	9,550,222	8,936,493
Less: accumulated depreciation	(2,130,033)		(2,060,560)	(2,147,395)	(2,217,013)	(2,154,075)
Net real estate	6,931,798		6,724,007	6,941,094	7,333,209	6,782,418

Other real estate investments:
Investment in unconsolidated joint ventures	2,848,363		2,912,842	2,923,595	2,937,153	3,055,368
Debt and preferred equity investments, net	1,783,336	(1)	1,580,306	1,954,556	2,228,912	2,272,241

Assets held for sale, net	—		391,664	403,488	—	—
Cash and cash equivalents	554,195		166,070	121,751	148,978	144,323
Restricted cash	66,827		75,360	94,793	92,169	151,388
Investment in marketable securities	25,353		29,887	30,208	29,978	29,406
Tenant and other receivables, net of allowance of $11,876 at 3/31/2020	88,587		43,968	44,950	38,270	47,829
Related party receivables	26,092		21,121	20,030	23,686	29,458
Deferred rents receivable, net of allowance of $11,711 at 3/31/2020	310,138		283,011	306,431	341,659	337,099
Deferred costs, net	232,274		205,283	182,621	220,572	211,615
Other assets	353,644		332,801	271,467	235,355	324,629

Total Assets	$13,220,607		$12,766,320	$13,294,984	$13,629,941	$13,385,774

(1) Excludes debt and preferred equity investments totaling $34.8 million with a weighted average current yield of 6.53% that are included in other balance sheet line items.

Supplemental Information	10	First Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Liabilities
Mortgages and other loans payable	$2,010,217	$2,211,883	$2,454,684	$2,366,907	$2,046,906
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,252,602	1,502,837	1,503,072	1,503,305	1,503,534
Revolving credit facility	1,300,000	240,000	335,000	670,000	790,000
Deferred financing costs	(39,553)	(46,583)	(56,988)	(57,423)	(50,376)
Total debt, net of deferred financing costs	6,023,266	5,408,137	5,735,768	5,982,789	5,790,064
Accrued interest	26,377	22,148	27,568	25,564	28,930
Accounts payable and accrued expenses	158,750	166,905	143,361	133,473	111,899
Deferred revenue	116,197	114,052	126,321	122,941	102,598
Lease liability - financing leases	162,299	44,448	44,251	44,034	43,823
Lease liability - operating leases	363,990	381,671	384,661	387,602	389,857
Dividends and distributions payable	26,563	79,282	78,541	79,272	80,047
Security deposits	59,318	62,252	62,166	62,735	61,139
Liabilities related to assets held for sale	—	—	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	214,968	177,080	140,899	123,921	135,448
Total liabilities	7,251,728	6,555,975	6,843,536	7,062,331	6,843,805

Noncontrolling interest in operating partnership
(4,145 units outstanding) at 3/31/2020	358,895	409,862	401,863	401,824	412,361
Preferred units	266,019	283,285	286,285	286,285	285,285

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 77,590
issued and outstanding at 3/31/2020, including 1,055 shares held in treasury	776	803	826	835	843
Additional paid–in capital	4,146,306	4,286,395	4,407,667	4,451,209	4,492,581
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(80,868)	(28,485)	(40,132)	(28,395)	(4,005)
Retained earnings	1,099,369	1,084,719	1,225,904	1,288,390	1,210,497
Total SL Green Realty Corp. stockholders' equity	5,263,466	5,441,315	5,692,148	5,809,922	5,797,799

Noncontrolling interest in other partnerships	80,499	75,883	71,152	69,579	46,524

Total equity	5,343,965	5,517,198	5,763,300	5,879,501	5,844,323

Total Liabilities and Equity	$13,220,607	$12,766,320	$13,294,984	$13,629,941	$13,385,774

Supplemental Information	11	First Quarter 2020

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2020	2019	2019	2019
Revenues
Rental revenue, net	$195,463	$212,639	$218,495	$215,447
Escalation and reimbursement revenues	27,168	27,479	31,957	32,581
Investment income	38,533	50,031	42,423	51,518
Other income	53,139	14,106	15,207	14,088
Total Revenues, net	314,303	304,255	308,082	313,634

Equity in net loss from unconsolidated joint ventures	(12,814)	(5,234)	(11,874)	(9,864)

Expenses
Operating expenses	53,866	57,698	58,814	59,847
Operating lease rent	7,367	8,298	8,297	8,295
Real estate taxes	46,622	46,688	47,756	49,626
Loan loss and other investment reserves, net of recoveries	11,248	—	—	—
Transaction related costs	65	55	369	44
Marketing, general and administrative	19,570	25,979	25,575	23,841
Total Operating Expenses	138,738	138,718	140,811	141,653

Operating Income	162,751	160,303	155,397	162,117

Interest expense, net of interest income	37,494	50,525	44,724	48,112
Amortization of deferred financing costs	2,500	2,742	3,087	3,112
Depreciation and amortization	68,279	68,343	64,090	70,464
Income from Continuing Operations (1)	54,478	38,693	43,496	40,429

Gain (loss) on sale of real estate	72,636	(1,049)	(19,241)	3,541
Equity in net gain on sale of joint venture interest / real estate	—	17,166	—	—
Purchase price and other fair value adjustments	—	(2,041)	—	3,799
Depreciable real estate reserves	—	—	—	(7,047)
Net Income	127,114	52,769	24,255	40,722

Net income attributable to noncontrolling interests	(5,909)	(2,515)	(360)	(1,095)
Dividends on preferred units	(2,666)	(2,724)	(2,726)	(2,732)

Net Income Attributable to SL Green Realty Corp	118,539	47,530	21,169	36,895

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(3,738)

Net Income Attributable to Common Stockholders	$114,801	$43,792	$17,432	$33,157

Earnings per share - Net income per share (basic)	$1.47	$0.52	$0.21	$0.40
Earnings per share - Net income per share (diluted)	$1.47	$0.52	$0.21	$0.40
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	12	First Quarter 2020

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2020	2019	2019	2019
Funds from Operations
Net Income Attributable to Common Stockholders	$114,801	$43,792	$17,432	$33,157

Depreciation and amortization	68,279	68,343	64,090	70,464
Unconsolidated JV depreciation and noncontrolling interests adjustments	56,318	47,625	47,224	47,674
Net income attributable to noncontrolling interests	5,909	2,515	360	1,095
(Gain) loss on sale of real estate	(72,636)	1,049	19,241	(3,541)
Equity in net gain on sale of joint venture property / real estate	—	(17,166)	—	—
Purchase price and other fair value adjustments	—	2,041	—	(3,799)
Depreciable real estate reserves	—	—	—	7,047
Non-real estate depreciation and amortization	(650)	(707)	(742)	(740)
Funds From Operations	$172,021	$147,492	$147,605	$151,357

Funds From Operations - Basic per Share	$2.09	$1.68	$1.76	$1.75

Funds From Operations - Diluted per Share	$2.08	$1.68	$1.75	$1.75

Funds Available for Distribution
FFO	$172,021	$147,492	$147,605	$151,357

Non real estate depreciation and amortization	650	707	742	740
Amortization of deferred financing costs	2,500	2,742	3,087	3,112
Non-cash deferred compensation	16,865	12,816	17,056	6,953
FAD adjustment for joint ventures	(13,219)	(22,765)	(17,558)	(29,706)
Straight-line rental income and other non cash adjustments	(47,359)	(4,595)	(1,497)	(8,403)
Second cycle tenant improvements	(18,637)	(8,421)	(9,701)	(22,832)
Second cycle leasing commissions	(3,044)	(7,010)	(10,614)	(5,718)
Revenue enhancing recurring CAPEX	(184)	(333)	(6,264)	(558)
Non-revenue enhancing recurring CAPEX	(3,609)	(8,384)	(113)	(13,626)
Reported Funds Available for Distribution	$105,984	$112,249	$122,743	$81,319

First cycle tenant improvements	$4,395	$360	$11,833	$750
First cycle leasing commissions	$1,741	$5,069	$16,904	$—
Development costs	$22,478	$4,655	$9,939	$8,850
Redevelopment costs	$35,885	$6,113	$54,476	$21,613
Capitalized interest	$20,483	$10,509	$14,808	$15,699

Supplemental Information	13	First Quarter 2020

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2019	$221,932	$803	$4,286,395	$(124,049)	$1,084,719	$75,883	$(28,485)	$5,517,198
Cumulative adjustment upon adoption of ASC 326					(39,184)			(39,184)
Balance at January 1, 2020	$221,932	$803	$4,286,395	$(124,049)	$1,045,535	$75,883	$(28,485)	$5,478,014
Net income					118,539	(293)		118,246
Acquisition of subsidiary interest from noncontrolling interest			(3,123)			1,587		(1,536)
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.295 per common share)					(22,665)			(22,665)
Cash distributions to noncontrolling interests						(492)		(492)
Other comprehensive loss - unrealized loss on derivative instruments							(42,041)	(42,041)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(6,036)	(6,036)
Other comprehensive loss - unrealized loss on marketable securities							(4,306)	(4,306)
DRSPP proceeds			166					166
Repurchases of common stock		(26)	(142,719)		(76,831)			(219,576)
Conversion of units of the Operating Partnership to common stock			84					84
Contributions to consolidated joint ventures						3,814		3,814
Reallocation of noncontrolling interests in the Operating Partnership					38,529			38,529
Deferred compensation plan and stock awards, net		(1)	5,503					5,502
Balance at March 31, 2020	$221,932	$776	$4,146,306	$(124,049)	$1,099,369	$80,499	$(80,868)	$5,343,965

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2019	79,202,322	4,195,875	—	83,398,197

YTD share activity	(2,666,889)	(51,320)	—	(2,718,209)
Share Count at March 31, 2020	76,535,433	4,144,555	—	80,679,988

Weighting factor	1,579,186	75,428	231,987	1,886,601
Weighted Average Share Count at March 31, 2020 - Diluted	78,114,619	4,219,983	231,987	82,566,589

Supplemental Information	14	First Quarter 2020

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2020		December 31, 2019		September 30, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,902,348	$1,886,192	$3,902,348	$1,886,192	$3,903,665	$1,886,617
Building and improvements	10,477,826	5,252,112	10,362,434	5,173,363	10,255,247	5,086,802
Building leasehold and improvements	394,503	200,176	394,503	200,176	416,668	211,258
Right of use asset - financing leases	634,822	321,864	634,822	321,864	634,822	321,864
Right of use asset - operating leases	242,852	119,543	236,519	116,376	236,519	116,376
	15,652,351	7,779,887	15,530,626	7,697,971	15,446,921	7,622,917
Less: accumulated depreciation	(1,259,444)	(565,902)	(1,180,998)	(529,232)	(1,166,763)	(516,005)
Net real estate	14,392,907	7,213,985	14,349,628	7,168,739	14,280,158	7,106,912

Cash and cash equivalents	232,926	112,724	260,476	131,549	226,208	112,547
Restricted cash	96,279	46,959	75,713	34,779	73,491	34,600
Tenant and other receivables, net of allowance of $7,096 at 3/31/2020, of which $3,780 is SLG share	13,812	3,335	49,259	20,835	44,472	17,418
Deferred rents receivable, net of allowance of $3,204 at 3/31/2020, of which $1,719 is SLG share	333,025	160,502	321,806	154,330	315,922	151,590
Deferred costs, net	211,180	118,303	209,806	117,029	189,627	105,152
Other assets	1,786,373	794,221	1,829,623	811,189	1,894,794	844,474
Total Assets	$17,066,502	$8,450,029	$17,096,311	$8,438,450	$17,024,672	$8,372,693

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $85,928 at 3/31/2020, of which $40,691 is SLG share	$9,116,172	$4,091,392	$8,951,869	$3,984,521	$8,799,015	$3,883,638
Accrued interest	25,188	10,852	27,078	11,645	26,911	11,393
Accounts payable and accrued expenses	209,750	109,103	242,918	125,895	233,823	122,393
Deferred revenue	1,459,796	648,860	1,501,616	668,791	1,535,067	684,525
Lease liability - financing leases	637,274	323,056	637,290	323,071	637,314	323,089
Lease liability - operating leases	264,887	129,789	260,090	127,405	261,682	128,215
Security deposits	28,751	11,387	28,859	11,333	26,960	9,966
Other liabilities	20,675	11,701	9,449	4,842	12,882	7,547
Equity	5,304,009	3,113,889	5,437,142	3,180,947	5,491,018	3,201,927
Total Liabilities and Equity	$17,066,502	$8,450,029	$17,096,311	$8,438,450	$17,024,672	$8,372,693

Supplemental Information	15	First Quarter 2020

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2020		December 31, 2019		March 31, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$238,412	$105,304	$235,003	$102,682	$257,892	$111,732
Escalation and reimbursement revenues	39,651	18,192	39,278	18,134	39,044	18,258
Investment income	1,237	307	1,265	314	7,651	2,227
Other income	3,220	1,611	4,011	1,422	2,932	1,064
Total Revenues, net	$282,520	$125,414	$279,557	$122,552	$307,519	$133,281

Expenses
Operating expenses	$51,590	$22,479	$49,484	$22,216	$54,124	$22,856
Operating lease rent	6,361	3,090	5,968	2,894	5,901	2,860
Real estate taxes	53,372	23,935	52,811	23,583	54,236	23,639
Total Operating Expenses	$111,323	$49,504	$108,263	$48,693	$114,261	$49,355

Operating Income	$171,197	$75,910	$171,294	$73,859	$193,258	$83,926

Interest expense, net of interest income	$86,324	$35,777	$89,491	$37,168	$96,623	$39,407
Amortization of deferred financing costs	4,814	1,687	4,902	1,751	5,216	1,568
Depreciation and amortization	98,584	45,874	98,949	46,429	104,331	48,128
Net loss	$(18,525)	$(7,428)	$(22,048)	$(11,489)	$(12,912)	$(5,177)

Real estate depreciation	98,296	45,817	98,662	46,373	104,042	48,071
FFO Contribution	$79,771	$38,389	$76,614	$34,884	$91,130	$42,894

FAD Adjustments:
Non real estate depreciation and amortization	$288	$57	$287	$56	$289	$57
Amortization of deferred financing costs	4,814	1,687	4,902	1,751	5,216	1,568
Straight-line rental income and other non-cash adjustments	(17,177)	(9,949)	(12,751)	(7,002)	(41,466)	(22,026)
Second cycle tenant improvement	(4,664)	(2,032)	(2,297)	(904)	(2,290)	(882)
Second cycle leasing commissions	(3,728)	(1,867)	(11,332)	(6,448)	(1,597)	(724)
Revenue enhancing recurring CAPEX	(555)	(57)	(4,551)	(2,224)	(232)	(95)
Non-revenue enhancing recurring CAPEX	(1,092)	(1,058)	(3,658)	(2,787)	(1,978)	(663)
Total FAD Adjustments	$(22,114)	$(13,219)	$(29,400)	$(17,558)	$(42,058)	$(22,765)

First cycle tenant improvement	$7,412	$3,647	$4,387	$2,340	$5,864	$1,979
First cycle leasing commissions	$252	$112	$6,483	$2,478	$245	$125
Development costs	$100,728	$71,527	$122,910	$87,279	$149,049	$105,840
Redevelopment costs	$1,251	$648	$15,048	$5,826	$(776)	$(624)
Capitalized interest	$8,729	$6,198	$8,510	$6,043	$4,929	$3,500

Supplemental Information	16	First Quarter 2020

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2020	2019	2019	2019

Net Operating Income (1)	$120,619	$135,506	$145,930	$135,744
SLG share of property NOI from unconsolidated JVs	75,067	81,706	73,256	76,552
NOI including SLG share of unconsolidated JVs	$195,686	$217,212	$219,186	$212,296
Partners' share of NOI - consolidated JVs	(675)	(764)	(520)	(536)
NOI - SLG share	$195,011	$216,448	$218,666	$211,760

NOI, including SLG share of unconsolidated JVs	$195,686	$217,212	$219,186	$212,296
Free rent (net of amortization)	(3,804)	(16,448)	(6,044)	(16,729)
Amortization of acquired above and below-market leases, net	(5,060)	(5,609)	(5,229)	(5,281)
Straight-line revenue adjustment	(5,031)	(5,056)	(853)	(5,822)
Straight-line tenant credit loss	494	2,737	168	848
Operating lease straight-line adjustment	903	972	872	888
Cash NOI, including SLG share of unconsolidated JVs	$183,188	$193,808	$208,100	$186,200
Partners' share of cash NOI - consolidated JVs	(612)	(703)	(608)	(564)
Cash NOI - SLG share	$182,576	$193,105	$207,492	$185,636

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended March 31, 2020

	NOI	Cash NOI

Manhattan Operating Properties	$159,540	$146,584
Retail Operating Properties	12,841	11,589
Residential Operating Properties	3,709	3,738
Suburban Operating Properties	2,543	2,841
Development/Redevelopment	12,034	13,419
Total Operating and Development	190,667	178,171
Property Dispositions	3,870	3,807
Other (2)	474	598
Total	$195,011	$182,576

(1) Portfolio composition consistent with the Selected Property Data tables
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	17	First Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2020	2019	%	2019	2019
Revenues
	Rental revenue, net	$169,526	$167,091	1.5%	$171,855	$168,523
	Escalation & reimbursement revenues	24,623	22,711	8.4%	26,681	26,505
	Other income	370	474	(21.9)%	1,981	6,209
	Total Revenues	$194,519	$190,276	2.2%	$200,517	$201,237

Expenses
	Operating expenses	$43,901	$44,326	(1.0)%	$45,551	$44,843
	Operating lease rent	6,939	7,145	(2.9)%	7,144	7,142
	Real estate taxes	40,508	38,130	6.2%	38,967	40,610
		$91,348	$89,601	1.9%	$91,662	$92,595

	Operating Income	$103,171	$100,675	2.5%	$108,855	$108,642

	Interest expense & amortization of financing costs	$14,199	$14,111	0.6%	$14,263	$14,320
	Depreciation & amortization	57,944	49,572	16.9%	45,916	50,858

	Income before noncontrolling interest	$31,028	$36,992	(16.1)%	$48,676	$43,464
Plus:	Real estate depreciation & amortization	57,925	49,552	16.9%	45,897	50,838
	FFO Contribution	$88,953	$86,544	2.8%	$94,573	$94,302

Less:	Non–building revenue	329	24	1,270.8%	623	2,659

Plus:	Interest expense & amortization of financing costs	14,199	14,111	0.6%	14,263	14,320
	Non-real estate depreciation	19	20	(5.0)%	19	20
	NOI	$102,842	$100,651	2.2%	$108,232	$105,983

Cash Adjustments
Less:	Free rent (net of amortization)	$2,570	$5,099	(49.6)%	$2,751	$3,595
	Straight-line revenue adjustment	(886)	431	(305.6)%	1,930	1,266
	Amortization of acquired above and below-market leases, net	2,376	1,237	92.1%	1,193	1,194
Plus:	Operating lease straight-line adjustment	429	514	(16.5)%	497	514
	Straight-line tenant credit loss	12	772	(98.4)%	170	796
	Cash NOI	$99,223	$95,170	4.3%	$103,025	$101,238

Operating Margins
	NOI to real estate revenue, net	53.0%	52.9%		54.1%	53.4%
	Cash NOI to real estate revenue, net	51.1%	50.0%		51.5%	51.0%

	NOI before operating lease rent/real estate revenue, net	56.5%	56.7%		57.7%	57.0%
	Cash NOI before operating lease rent/real estate revenue, net	54.4%	53.5%		54.9%	54.3%

Supplemental Information	18	First Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2020	2019	%	2019	2019
Revenues
	Rental revenue, net	$105,832	$107,972	(2.0)%	$103,288	$105,966
	Escalation & reimbursement revenues	18,542	18,099	2.4%	18,478	20,176
	Other income	965	566	70.5%	784	567
	Total Revenues	$125,339	$126,637	(1.0)%	$122,550	$126,709

Expenses
	Operating expenses	$22,116	$21,418	3.3%	$21,774	$22,043
	Operating lease rent	2,904	2,740	—%	2,708	3,084
	Real estate taxes	24,067	22,743	5.8%	23,713	24,054
		$49,087	$46,901	4.7%	$48,195	$49,181

	Operating Income	$76,252	$79,736	(4.4)%	$74,355	$77,528

	Interest expense & amortization of financing costs	$38,013	$40,946	(7.2)%	$39,439	$40,589
	Depreciation & amortization	44,050	44,709	(1.5)%	45,253	44,126

	Loss before noncontrolling interest	$(5,811)	$(5,919)	(1.8)%	$(10,337)	$(7,187)
Plus:	Real estate depreciation & amortization	43,993	44,653	(1.5)%	45,197	44,070
	FFO Contribution	$38,182	$38,734	(1.4)%	$34,860	$36,883

Less:	Non–building revenue	947	207	357.5%	650	233

Plus:	Interest expense & amortization of financing costs	38,013	40,946	(7.2)%	39,439	40,589
	Non-real estate depreciation	57	56	—%	56	56
	NOI	$75,305	$79,529	(5.3)%	$73,705	$77,295

Cash Adjustments
Less:	Free rent (net of amortization)	$1,090	$10,510	(89.6)%	$1,636	$11,178
	Straight-line revenue adjustment	5,183	6,383	(18.8)%	664	5,893
	Amortization of acquired above and below-market leases, net	3,827	4,262	(10.2)%	4,321	4,122
Plus:	Operating lease straight-line adjustment	342	393	—%	243	242
	Straight-line tenant credit loss	471	298	—%	—	—
	Cash NOI	$66,018	$59,065	11.8%	$67,327	$56,344

Operating Margins
	NOI to real estate revenue, net	60.5%	62.9%		60.5%	61.1%
	Cash NOI to real estate revenue, net	53.1%	46.7%		55.2%	44.5%

	NOI before operating lease rent/real estate revenue, net	62.9%	65.1%		62.7%	63.6%
	Cash NOI before operating lease rent/real estate revenue, net	55.1%	48.6%		57.3%	46.8%

Supplemental Information	19	First Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2020	2019	%	2019	2019
Revenues
	Rental revenue, net	$169,526	$167,091	1.5%	$171,855	$168,523
	Escalation & reimbursement revenues	24,623	22,711	8.4%	26,681	26,505
	Other income	370	474	(21.9)%	1,981	6,209
	Total Revenues	$194,519	$190,276	2.2%	$200,517	$201,237

	Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(5,811)	$(5,919)	(1.8)%	$(10,337)	$(7,187)
Expenses
	Operating expenses	$43,901	$44,326	(1.0)%	$45,551	$44,843
	Operating lease rent	6,939	7,145	(2.9)%	7,144	7,142
	Real estate taxes	40,508	38,130	6.2%	38,967	40,610
		$91,348	$89,601	1.9%	$91,662	$92,595

	Operating Income	$97,360	$94,756	2.7%	$98,518	$101,455

	Interest expense & amortization of financing costs	$14,199	$14,111	0.6%	$14,263	$14,320
	Depreciation & amortization	57,944	49,572	16.9%	45,916	50,858

	Income before noncontrolling interest	$25,217	$31,073	(18.8)%	$38,339	$36,277
Plus:	Real estate depreciation & amortization	57,925	49,552	16.9%	45,897	50,838
	Joint Ventures Real estate depreciation & amortization (1)	43,993	44,653	(1.5)%	45,197	44,070
	FFO Contribution	$127,135	$125,278	1.5%	$129,433	$131,185

Less:	Non–building revenue	$329	$24	1,270.8%	$623	$2,659
	Joint Ventures Non–building revenue (1)	947	207	357.5%	650	233

Plus:	Interest expense & amortization of financing costs	14,199	14,111	0.6%	14,263	14,320
	Joint Ventures Interest expense & amortization of financing costs (1)	38,013	40,946	(7.2)%	39,439	40,589
	Non-real estate depreciation	19	20	(5.0)%	19	20
	Joint Ventures Non-real estate depreciation (1)	57	56	1.8%	56	56
	NOI	$178,147	$180,180	(1.1)%	$181,937	$183,278

Cash Adjustments
	Non-cash adjustments	$(3,619)	$(5,481)	(34.0)%	$(5,207)	$(4,745)
	Joint Venture non-cash adjustments (1)	(9,287)	(20,464)	(54.6)%	(6,378)	(20,951)
	Cash NOI	$165,241	$154,235	7.1%	$170,352	$157,582

Operating Margins
	NOI to real estate revenue, net	55.9%	56.9%		56.5%	56.4%
	Cash NOI to real estate revenue, net	51.9%	48.7%		52.9%	48.5%

	NOI before operating lease rent/real estate revenue, net	59.0%	60.0%		59.6%	59.5%
	Cash NOI before operating lease rent/real estate revenue, net	54.7%	51.5%		55.8%	51.4%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	20	First Quarter 2020

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2020	Initial		Principal	As-Of	Final
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	3/31/2020	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)	Prepayment (3)
Secured fixed rate debt
100 Church Street	100.0	$208,197	4.68%		$4,421	Jul-22		$197,784	—	Jul-22	Apr-22
420 Lexington Avenue	100.0	297,885	3.99%		5,130	Oct-24		272,749	—	Oct-40	Jul-24
400 East 58th Street	90.0	38,881	3.00%		863	Nov-26		33,840	—	Nov-26	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27	Oct-26
1080 Amsterdam	92.5	34,947	3.59%		705	Feb-27		29,527	—	Feb-27	Open
		$1,129,910	4.25%		$11,119			$1,083,900
Unsecured fixed rate debt
Unsecured notes		$499,722	3.25%		$—	Oct-22		$500,000	—	Oct-22	Open
Unsecured notes		302,881	4.50%		—	Dec-22		300,000	—	Dec-22	Open
Term loan (swapped)		1,000,000	3.19%	(4)	—	Mar-23	(3)	1,000,000	—	Mar-23	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Dec-25	Open
		$1,902,603	3.47%		$—			$1,900,000

Total Fixed Rate Debt		$3,032,513	3.76%		$11,119			$2,983,900
Floating rate debt
Secured floating rate debt
FHLB Facility (LIBOR + 17 bps)		$14,500	1.16%		$—	Jun-20		$14,500	—	Jun-20	Open
Debt & preferred equity facility (LIBOR + 209 bps)		137,473	3.07%	(5)	—	Jun-20		137,473	Jun-22	Jun-22	Open
FHLB Facility (LIBOR + 16.5 bps)		10,000	1.15%		—	Jul-20		10,000	—	Jul-20	Open
133 Greene Street (LIBOR + 200 bps)	100.0	15,523	2.99%		—	Aug-20		15,523	—	Aug-21	Open
FHLB Facility (LIBOR + 26 bps)		15,000	1.25%		—	Aug-20		15,000	—	Aug-20	Open
106 Spring Street (LIBOR + 250 bps)	100.0	38,025	3.49%		—	Jan-21		38,025	—	Jan-22	Open
FHLB Facility (LIBOR + 18 bps)		35,000	1.17%		—	Jan-21		35,000	—	Jan-21	Open
609 Fifth Avenue (LIBOR + 240 bps)	100.0	55,416	3.39%		—	Mar-21		55,416	Mar-22	Mar-24	Open
185 Broadway (LIBOR + 285 bps)	100.0	130,791	3.84%		—	Nov-21		130,791	—	Nov-23	Open
712 Madison Avenue (LIBOR + 185 bps)	100.0	28,000	2.84%		—	Dec-21		28,000	—	Dec-22	Open
410 Tenth Avenue (LIBOR + 222.5 bps)	70.9	350,578	3.21%		—	May-22		350,579	—	May-24	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	2.19%		—	Sep-23		50,000	—	Sep-23	Open
		$880,306	3.06%		$—			$880,307
Unsecured floating rate debt
Unsecured notes (3mo. LIBOR + 98 bps)		$350,000	2.41%	(6)	$—	Aug-21		$350,000	—	Aug-21	Open
Revolving credit facility (LIBOR + 100 bps)		1,300,000	1.99%		—	Mar-22		1,300,000	Mar-23	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000	2.09%		—	Mar-23		300,000	—	Mar-23	Open
Term loan (LIBOR + 100 bps)		200,000	1.99%		—	Nov-24		200,000	—	Nov-24	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	2.68%		—	Jul-35		100,000	—	Jul-35	Open
		$2,250,000	2.10%		$—			$2,250,000

Total Floating Rate Debt		$3,130,306	2.37%		$—			$3,130,307

Total Debt - Consolidated		$6,162,819	3.05%		$11,119			$6,114,207

Deferred financing costs		(39,553)
Total Debt - Consolidated, net		$6,123,266	3.05%

Total Debt - Joint Venture, net		$4,091,392	3.56%

Total Debt including SLG share of unconsolidated JV Debt		$10,294,902	3.26%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,150,266	3.70%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.98% or the 3-month LIBOR rate at the end of the quarter of 1.43%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Reflects exercise of all available extension options.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.93% maturing November 2020, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

(5) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-month LIBOR based on the pledged collateral and advance rate.
(6) In April 2020, we entered into an interest rate swap at a fixed rate of 0.54%, resulting in a coupon of 1.52%.

Supplemental Information	21	First Quarter 2020

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2020	Initial		Principal	As-Of	Final
	Ownership	3/31/20				Principal Amortization	Maturity		Due at Maturity	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)	Prepayment (3)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Jul-22	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Jul-22	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Oct-22	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Oct-22	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Apr-28	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Jun-23	Feb-23
1515 Broadway	56.9	834,084	474,334	3.93%		10,202	Mar-25		419,372	—	Mar-25	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Sep-25	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-26	Open
400 East 57th Street	41.0	97,202	39,853	3.00%		884	Nov-26		35,889	—	Nov-26	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Nov-27	Jul-27
Stonehenge Portfolio	Various	196,112 (4)	11,289	3.50%		94	Various	(4)	10,114	—	Various	Open
Total Fixed Rate Debt		$5,346,726	$2,232,706	4.07%	(5)	$11,180			$2,172,605
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000	2.72%		$—	Sep-20		$600,000	Sep-24	Sep-24	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	3.64%		—	Oct-20		97,500	—	Oct-22	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	2.49%		—	Nov-20		7,500	—	Nov-21	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	2.44%		—	Jan-21		6,900	Jan-23	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	356,027	177,657	2.74%		1,934	Feb-21		175,858	—	Feb-21	Open
One Vanderbilt (LIBOR + 250 bps)	71.0	838,936	595,728	3.49%		—	Sep-21		595,728	—	Sep-23	Open
2 Herald Square (LIBOR + 145 bps)	51.0	198,629	101,301	2.44%		—	Nov-21		101,301	—	Nov-23	Open
55 West 46th Street - Tower 46 (LIBOR + 125 bps)	25.0	192,524	48,131	2.24%		—	Aug-22		48,131	—	Aug-24	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	4.39%		—	Sep-23		33,431	—	Sep-23	Open
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000	2.34%			Feb-25		121,000	—	Feb-25	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	2.43%		—	Aug-27		110,000	—	Aug-27	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	708	229	2.92%		14	Jun-33		2	—	Jun-33	Open
Total Floating Rate Debt		$3,855,374	$1,899,377	2.96%	(5)	$1,948			$1,897,351
Total unconsolidated JV Debt		$9,202,100	$4,132,083	3.56%	(5)	$13,128			$4,069,956
	Deferred financing costs	(85,928)	(40,691)
Total unconsolidated JV Debt, net		$9,116,172	$4,091,392	3.56%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.98%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Reflects exercise of all available extension options.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) Amount is comprised of three mortgages totaling $132.6 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(5) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,032,513
Total Debt / Total Assets	42.8%	Less than 60%					SLG Share of JV		2,232,706
Fixed Charge Coverage	2.66	Greater than 1.4x				Total Fixed Rate Debt			$5,265,219	51.1%
Maximum Secured Indebtedness	14.7%	Less than 50%
Maximum Unencumbered Leverage Ratio	56.0%	Less than 60%				Floating Rate Debt
							Consolidated		$3,130,306
Unsecured Notes Covenants							SLG Share of JV		1,899,377
	Actual	Required							5,029,683	48.9%
Total Debt / Total Assets	42.8%	Less than 60%			Debt & Preferred Equity and Other Investments				(823,603)	(8.0)%
Secured Debt / Total Assets	19.7%	Less than 40%				Total Floating Rate Debt			$4,206,080	40.9%
Debt Service Coverage	2.95x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	261.7%	Greater than 150%					Total Debt		$10,294,902

Supplemental Information	22	First Quarter 2020

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

	2020 Scheduled	2021 Scheduled	2022 Scheduled	2023 Scheduled	Lease	Year of Final
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Liabilities (1)	Expiration (2)

Consolidated Ground Lease Arrangements

Operating Leases
1185 Avenue of the Americas	$6,909	$6,909	$6,909	$6,909	$95,153	2043
625 Madison Avenue	4,613	4,613	2,306 (3)	— (3)	9,930	2054
420 Lexington Avenue	11,174	11,199	11,199	11,199	180,714	2080
711 Third Avenue	5,500	5,500	5,500	5,500	54,815	2083	(4)
1055 Washington Blvd, Stamford	615	615	615	615	10,088	2090
1080 Amsterdam Avenue	314	314	314	314	7,306	2111
30 East 40th Street	212	229	229	229	5,372	2114
Other	71	73	76	78	612	Various
Total	$29,408	$29,452	$27,148	$24,844	$363,990

Financing Leases
461 Fifth Avenue	$2,100	$2,250	$2,400	$2,400	$29,174	2084	(5)
1080 Amsterdam Avenue	436	436	436	436	22,376	2111
30 East 40th Street	2,183	2,358	2,358	2,358	22,262	2114
126 Nassau Street	2,758	3,041	3,087	3,133	88,487	2119	(5)
Total	$7,477	$8,085	$8,281	$8,327	$162,299

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	$1,645	$1,659	$1,790	$1,790	$18,388	2053
650 Fifth Avenue (Floors b-3)	1,428	1,428	1,441	1,458	30,720	2062
1560 Broadway	6,811	6,861	6,861	6,935	75,374	2114
333 East 22nd Street	217	222	238	238	5,307	2115
Total	$10,101	$10,170	$10,330	$10,421	$129,789

Financing Leases
650 Fifth Avenue (Floors b-3)	$6,695	$6,695	$6,695	$6,786	$97,674	2062
2 Herald Square	6,934	7,107	7,285	7,467	225,382	2077	(5)
Total	$13,629	$13,802	$13,980	$14,253	$323,056

(1) Per the balance sheet at March 31, 2020.
(2) Reflects exercise of all available renewal options.
(3) Reflects known cash payments through ground rent reset date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.

Supplemental Information	23	First Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

3/31/2019	$2,272,241		$2,239,180	8.76%	8.78%

Debt investment originations/fundings/accretion(4)	98,878
Preferred Equity investment originations/accretion(4)	3,807
Redemptions/Sales/Syndications/Amortization	(146,014)
6/30/2019	$2,228,912		$2,216,132	8.99%	9.05%

Debt investment originations/fundings/accretion(4)	33,009
Preferred Equity investment originations/accretion(4)	3,746
Redemptions/Sales/Syndications/Amortization	(311,111)
9/30/2019	$1,954,556		$2,115,865	9.05%	8.96%

Debt investment originations/fundings/accretion(4)	92,927
Preferred Equity investment originations/accretion(4)	3,767
Redemptions/Sales/Syndications/Amortization	(470,944)
12/31/2019	$1,580,306		$1,818,175	8.48%	8.60%

Debt investment originations/fundings/accretion(4)	246,075
Preferred Equity investment originations/accretion(4)	154,710
Redemptions/Sales/Syndications/Amortization	(159,798)
Reserves	(37,957)
3/31/2020	$1,783,336	(5)	$1,771,416	8.29%	8.20%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $34.8 million with a weighted average current yield of 6.53% that are included in other balance sheet line items.

Supplemental Information	24	First Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	At End Of Quarter (1)(2)

Senior Mortgage Debt	$372,547	$100,202	$472,749		$—	$381	6.62%	6.28%

Junior Mortgage Participation	83,004	—	83,004		438,138	$2,586	8.76%	8.72%

Mezzanine Debt	368,053	491,838	859,891		5,169,422	$797	8.61%	8.65%

Preferred Equity	—	367,692	367,692		522,000	$829	9.67%	9.87%

Balance as of 3/31/20	$823,604	$959,732	$1,783,336	(3)	$6,129,560	$784	8.29%	8.20%

(1) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(2) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $34.8 million with a weighted average current yield of 6.53% that are included in other balance sheet line items.

	Debt and Preferred Equity Maturity Profile (1)
	2020	2021	2022	2023	2024 & Thereafter
Floating Rate	314,920	254,378	196,957	57,349	—
Fixed Rate	173,217	102,610	212,416	259,764	211,725
Sub-total	488,137	356,988	409,373	317,113	211,725

(1) The weighted average maturity of the outstanding balance is 2.16 years. Approximately 59.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.85 years.

Supplemental Information	25	First Quarter 2020

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	3/31/2020	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$220,420	Fee	Manhattan	$330,204	$944	8.58%

Mezzanine Loan and Preferred Equity	205,523	Office	Manhattan	1,768,000	$1,077	10.98%

Preferred Equity	133,050	Office	Manhattan	272,000	$638	7.10%

Mezzanine Loan	123,419	Office	Manhattan	1,115,000	$1,065	10.61%

Senior Mortgage Loan	118,378	Office	Manhattan	—	$389	4.87%

Preferred Equity	100,000	Multi-Family Rental	Manhattan	250,000	$710	—%

Mortgage Loan	99,110	Office Leasehold	Manhattan	—	$88	8.14%

Mortgage and Mezzanine Loans	96,880	Residential	Manhattan	—	$828	6.37%

Mortgage and Mezzanine Loans	71,964	Residential	Manhattan	—	$822	7.03%

Mortgage and Mezzanine Loans	70,000	Multi-Family Rental	Brooklyn	—	$115	7.37%

Total	$1,238,744			$3,735,204		8.28%

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.

Supplemental Information	26	First Quarter 2020

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-20	Dec-19	Sep-19	Jun-19	Mar-19		100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.5	93.5	93.9	93.9	94.9	$5,228		0.3	54
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.8	99.3	99.3	99.3	99.3	99.6	49,220	7.0	4.4	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1.0	82.6	83.0	84.9	84.0	85.4	10,821	1.5	1.0	24
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.0	91.3	94.3	93.1	93.3	90.3	15,366	2.2	1.4	60
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.8	99.5	95.0	95.6	95.5	94.5	45,989	6.6	4.1	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	5.2	97.0	97.0	97.0	90.9	90.9	69,008	9.9	6.2	37
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	74.9	95.9	96.1	100.0	97.8	13,160	1.9	1.2	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.4	90.4	92.0	91.2	93.0	93.1	83,200	11.9	7.5	192
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.9	87.3	87.3	90.6	82.2	79.0	16,750	2.4	1.5	12
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.2	90.4	90.4	84.2	84.2	84.2	58,624	8.4	5.3	30
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.3	99.9	99.9	99.9	99.9	99.9	47,074	6.7	4.2	8
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.5	100.0	100.0	100.0	100.0	100.0	10,500	1.5	0.9	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.7	100.0	100.0	100.0	100.0	100.0	15,535	2.2	1.4	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.4	91.3	97.0	97.0	97.0	97.0	34,810	5.0	3.1	22
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.6	91.2	91.2	92.7	92.7	93.3	46,067	6.6	4.1	27
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.2	94.1	93.0	94.1	93.8	97.6	48,499	6.9	4.3	48
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.9	92.7	92.7	92.7	92.7	85.6	95,277	13.6	8.5	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.6	87.6	91.7	91.0	91.2	89.5	40,607	5.8	3.6	43

Subtotal / Weighted Average				18	10,647,191	48.7%	93.5%	94.4%	94.0%	93.4%	92.8%	$705,736	100.0%	63.1%	630

Total / Weighted Average Consolidated Properties				18	10,647,191	48.7%	93.5%	94.4%	94.0%	93.4%	92.8%	$705,736	100.0%	63.1%	630

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.6	95.1	97.1	94.3	95.4	95.4	$32,611		1.6	38
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.6	95.8	95.8	95.7	95.7	100.0	154,335		8.3	9
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.6	91.9	90.3	86.5	86.5	73.5	26,730		0.6	15
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.8	84.8	84.9	81.3	78.6	79.0	59,879		2.7	35
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.6	89.5	89.5	88.0	91.1	89.5	120,422		5.4	36
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.4	92.4	96.2	96.5	91.9	93.1	37,572		2.0	42
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.7	100.0	100.0	100.0	100.0	100.0	101,285		4.6	9
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	8.0	94.9	94.9	94.9	94.9	98.5	133,341		6.8	12
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	9.4	94.7	94.7	96.8	96.8	96.9	141,104		3.1	24
Added to Same Store in 2020
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.7	88.2	81.9	81.9	73.6	73.6	38,463		1.8	5

Subtotal / Weighted Average				10	11,216,183	51.3%	93.9%	93.9%	93.7%	93.4%	94.3%	$845,742		36.9%	225

Total / Weighted Average Unconsolidated Properties				10	11,216,183	51.3%	93.9%	93.9%	93.7%	93.4%	94.3%	$845,742		36.9%	225

Manhattan Operating Properties Grand Total / Weighted Average				28	21,863,374	100.0%	93.7%	94.1%	93.8%	93.4%	93.6%	$1,551,478			855
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,115,381		100.0%
Manhattan Operating Properties Same Store Occupancy %					21,863,374	100.0%	93.7%	94.1%	93.8%	93.4%	93.6%
Manhattan Operating Properties Same Store Leased Occupancy %							95.5%	96.0%	95.0%	94.8%	95.4%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	27	First Quarter 2020

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-20	Dec-19	Sep-19	Jun-19	Mar-19

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	4.5	100.0	100.0	100.0	100.0	100.0	$3,013	1.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	3.4	100.0	100.0	100.0	100.0	100.0	3,831	1.9	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.9	100.0	100.0	100.0	100.0	100.0	1,718	1.3	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	18.0	100.0	100.0	100.0	100.0	100.0	35,241	26.7	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	31.0	100.0	100.0	100.0	100.0	100.0	53,873	8.9	6
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	2.6	100.0	100.0	100.0	100.0	100.0	4,128	4.7	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	5.5	100.0	100.0	100.0	100.0	100.0	16,318	24.7	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	13.5	100.0	100.0	100.0	100.0	100.0	1,736	2.6	3
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	15.0	88.3	88.3	88.3	88.3	88.3	29,521	22.4	3
Subtotal/Weighted Average				10	366,996	95.3%	98.2%	98.2%	98.2%	98.2%	98.2%	$149,379	94.6%	19

"Non Same Store" Retail
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.4	100.0	100.0	100.0	100.0	100.0	$3,610	2.8	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.7	100.0	100.0	100.0	100.0	100.0	690	1.0	2
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.7	100.0	100.0	100.0	100.0	100.0	1,000	1.5	1
Subtotal/Weighted Average				3	18,243	4.7%	100.0%	100.0%	100.0%	100.0%	100.0%	$5,300	5.4%	4

Total / Weighted Average Retail Properties				13	385,239	100.0%	98.2%	98.2%	98.2%	98.2%	98.2%	$154,679	100.0%	23

Residential Properties
	Ownership			# of	Usable	Total	Occupancy (%)					Average Monthly Rent Per Unit ($'s) (1)	Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG %)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Mar-20	Dec-19	Sep-19	Jun-19	Mar-19

"Same Store" Residential
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	97.3	95.1	92.4	95.8	95.4	$3,850	$13,372	20.1
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	96.0	96.0	93.7	93.7	96.8	3,726	5,961	19.7
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	97.9	100.0	100.0	92.7	90.6	4,216	5,091	17.3
Stonehenge Portfolio	Various		Fee Interest	6	445,934	538	97.0	94.8	95.9	96.1	94.8	3,940	27,719	2.6
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	96.4	95.9	94.3	93.5	90.9	3,596	54,829	40.3
Subtotal/Weighted Average				10	1,886,024	2,199	96.7%	95.7%	94.7%	94.4%	92.7%	$3,746	$106,972	100.0%

Total / Weighted Average Residential Properties				10	1,886,024	2,199	96.7%	95.7%	94.7%	94.4%	92.7%	$3,746	$106,972

Suburban Properties
	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG %)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-20	Dec-19	Sep-19	Jun-19	Mar-19

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	82.6	84.9	85.1	85.0	85.2	85.7	$21,854	77.9	114
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	17.4	88.5	88.5	88.5	88.5	85.5	6,197	22.1	25
Subtotal/Weighted Average				8	1,044,800	100.0%	85.5%	85.7%	85.6%	85.8%	85.7%	$28,051	100.0%	139

Total / Weighted Average Suburban Properties				8	1,044,800	100.0%	85.5%	85.7%	85.6%	85.8%	85.7%	$28,051	100.0%	139

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	28	First Quarter 2020

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-20	Dec-19	Sep-19	Jun-19	Mar-19

Development / Redevelopment
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	53.5	9.3	100.0	100.0	100.0	100.0	$9,383	13.8	$884,794	3
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	1.1	3.6	3.6	3.6	3.6	3.6	31	—	13,280	1
106 Spring Street	100.0	Soho	Fee Interest	1	5,928	0.3	—	—	—	—	N/A	—	—	80,601	—
126 Nassau Street	100.0	Lower Manhattan	Leasehold Interest	1	98,412	4.5	87.3	N/A	N/A	N/A	N/A	3,162	4.7	3,704	38
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	7.3	100.0	100.0	100.0	96.0	96.0	21,119	31.2	280,173	3
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	25.7	33.5	98.1	97.1	97.1	98.0	28,376	41.9	269,018	25
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	7.3	54.3	N/A	N/A	N/A	N/A	5,015	7.4	93,383	1
762 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,109	0.3	55.1	55.1	100.0	100.0	100.0	665	1.0	16,689	3
Total / Weighted Average Development / Redevelopment Properties				9	2,193,679	100.0%	28.9%	97.8%	97.7%	97.3%	97.9%	$67,751	100.0%	$1,641,642	74

Construction in Progress

								Future Equity
					Equity Contributed			Contributions		Financing		Total
Building	Usable	Ownership	Estimated	Percentage								Development
Address	Sq. Feet	Interest (%)	TCO (1)	Leased	Company		Partners	Company	Partners	Drawn	Available	Budget

One Vanderbilt	1,657,198	71.0	Q3 2020	65.0	$1,108,153	(2)	$452,513	—	—	$838,936	$911,064	$3,310,666
185 Broadway	198,488	100.0	Q2 2021	—	53,954		—	30,721	—	130,791	94,209	309,675
410 Tenth Avenue	636,044	70.9	Q2 2021	98.6	68,057		28,035	64,837	26,565	350,578	114,422	652,494

Total Construction In Progress					$1,230,164		$480,548	$95,558	$26,565	$1,320,305	$1,119,695	$4,272,835

(1) Temporary Certificate of Occupancy
(2) Reflects land contributed to the project at a value of $567,436, inclusive of a market value adjustment of $235,946

Supplemental Information	29	First Quarter 2020

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-20	Dec-19	Sep-19	Jun-19	Mar-19		100%	SLG

HIGH STREET RETAIL - Consolidated Properties
106 Spring Street (1)	100.0	Soho	Fee Interest	1	5,928	0.4	—	—	—	—	N/A	$—	—	—	—
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	100.0	100.0	100.0	100.0	100.0	690	0.2	0.3	2
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	100.0	100.0	100.0	1,000	0.3	0.5	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.6	100.0	100.0	100.0	100.0	100.0	4,128	1.3	1.6	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.4	100.0	100.0	100.0	100.0	100.0	16,318	5.0	8.2	1
762 Madison Avenue(1)	100.0	Plaza District	Fee Interest	1	6,109	0.4	55.1	55.1	100.0	100.0	100.0	665	0.2	0.3	3
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	3.4	100.0	100.0	100.0	100.0	100.0	1,736	0.5	0.9	3

Subtotal / Weighted Average				7	108,226	7.0%	92.0%	92.0%	94.5%	94.5%	94.5%	$24,537	7.5%	11.8%	11

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.1	100.0	100.0	100.0	100.0	100.0	$3,013	0.9	0.5	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.8	100.0	100.0	100.0	100.0	100.0	3,831	1.2	0.6	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,610	1.1	0.9	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,718	0.5	0.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.5	100.0	100.0	100.0	100.0	100.0	35,241	10.8	8.9	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	7.7	100.0	100.0	100.0	100.0	100.0	53,873	16.6	3.0	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.7	88.3	88.3	88.3	88.3	88.3	29,521	9.1	7.4	3

Subtotal / Weighted Average				8	289,050	18.6%	97.7%	97.7%	97.7%	97.7%	97.7%	$130,807	40.2%	21.7%	15

Total / Weighted Average Prime Retail				15	397,276	25.7%	96.1%	96.1%	96.8%	96.8%	98.3%	$155,344	47.8%	33.5%	26

OTHER RETAIL - Consolidated Properties
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.3	100.0	100.0	81.1	81.1	81.1	$522	0.2	0.2	4
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.0	100.0	100.0	100.0	100.0	100.0	3,599	1.1	1.8	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.0	86.8	86.8	86.8	86.8	86.8	2,722	0.8	1.4	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.1	100.0	100.0	100.0	100.0	79.9	4,970	1.5	2.5	7
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.3	85.6	85.6	85.6	85.6	85.6	2,967	0.9	1.5	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.6	100.0	66.3	66.9	100.0	100.0	3,487	1.1	1.8	5
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	595	0.2	0.3	5
410 Tenth Avenue (1)	70.9	Hudson Yards	Fee Interest	1	20,850	1.3	20.9	54.4	71.2	100.0	N/A	168	0.1	0.1	3
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.9	90.3	90.3	90.3	90.3	100.0	4,947	1.5	2.5	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	1.1	100.0	100.0	100.0	100.0	100.0	2,446	0.8	1.2	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.7	100.0	100.0	100.0	100.0	100.0	5,978	1.8	3.0	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.9	100.0	100.0	100.0	100.0	100.0	2,158	0.7	1.1	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	26,811	1.7	100.0	100.0	100.0	100.0	89.2	9,895	3.0	5.0	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	74,937	4.8	100.0	100.0	91.3	91.3	100.0	19,455	6.0	9.8	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.5	100.0	100.0	100.0	100.0	100.0	3,496	1.1	1.8	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.8	100.0	100.0	100.0	100.0	100.0	3,838	1.2	1.9	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.7	100.0	100.0	100.0	100.0	100.0	3,180	1.0	1.6	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.6	72.3	72.3	72.3	72.3	72.3	2,682	0.8	1.4	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	100.0	100.0	100.0	100.0	100.0	4,352	1.3	2.2	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	301	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.4	100.0	100.0	100.0	100.0	100.0	6,910	2.1	3.5	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	62.6	62.6	62.6	100.0	100.0	2,327	0.7	1.2	5

Subtotal / Weighted Average				22	641,777	41.5%	93.5%	93.3%	92.7%	96.0%	96.1%	$90,995	28.0%	45.7%	107

(1) Development / Redevelopment properties.

Supplemental Information	30	First Quarter 2020

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Mar-20	Dec-19	Sep-19	Jun-19	Mar-19		100%	SLG

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.1	83.2	60.6	60.6	60.6	60.6	$20,994	6.5	5.4	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.5	100.0	100.0	100.0	100.0	100.0	3,604	1.1	1.0	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.5	97.6	100.0	100.0	98.7	98.7	3,822	1.2	1.2	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.6	100.0	100.0	100.0	100.0	100.0	3,906	1.2	1.0	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.8	100.0	100.0	13.1	100.0	100.0	2,191	0.7	0.6	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.6	66.6	66.6	66.6	66.6	75.4	1,592	0.5	0.3	8
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.6	100.0	100.0	100.0	100.0	100.0	1,911	0.6	0.6	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.0	100.0	100.0	100.0	100.0	100.0	3,635	1.1	0.9	5
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		12.0	100.0	100.0	100.0	100.0	100.0	33,612	10.3	9.6	9
World Wide Plaza	24.35	Westside	Fee Interest	1	10,592	(2)	0.7	100.0	100.0	100.0	100.0	97.2	1,461	0.4	0.2	8
Stonehenge Portfolio	Various		Fee Interest	2	19,231		1.2	76.8	76.8	87.0	87.0	88.9	2,010	0.6	0.0	7

Subtotal / Weighted Average				13	508,180		32.8%	95.2%	91.2%	86.8%	91.4%	91.6%	$78,949	24.3%	20.8%	63

Total / Weighted Average Other Retail				35	1,149,957		74.3%	94.2%	92.3%	90.1%	94.0%	94.1%	$169,944	52.2%	66.5%	170

Retail Grand Total / Weighted Average				50	1,547,233		100.0%	94.7%	93.3%	91.8%	94.7%	95.2%	$325,288	100.0%		196
Retail Grand Total - SLG share of Annualized Rent													$198,585		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	31	First Quarter 2020

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF	Credit Rating (1)
Tenant Name	Property
Viacom CBS, Inc.	1515 Broadway	57.0	Jun 2031	1,470,289	$94,158	$53,670	4.1%	$64.04
	1515 Broadway	57.0	Mar 2028	9,106	1,976	1,126	0.1%	$216.98
	555 West 57th Street	100.0	Dec 2023	338,527	16,750	16,750	1.3%	$49.48
	Worldwide Plaza	24.35	Jan 2027	32,598	2,226	542	—%	$68.28
				1,850,520	$115,110	$72,088	5.5%	$62.20	BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$79,826	$47,895	3.7%	$63.06
	1055 Washington Blvd	100.0	Jan 2022	2,525	100	100	—%	39.60
				1,268,366	$79,926	$47,995	3.7%	$63.01	A+

Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$44,605	$26,763	2.1%	$77.07	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Jun 2022	577,438	$47,518	$24,234	1.9%	$82.29
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,821	$20,821	1.6%	$95.39

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,518	$20,518	1.6%	$40.23
	420 Lexington Avenue	100.0	Oct 2030	4,077	287	287	0.1%	70.32
				514,084	20,805	20,805	1.7%	$40.47	Aa1

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	334,654	$19,395	$19,395	1.5%	$57.96
	110 East 42nd Street	100.0	Oct 2021	1,840	121	121	—%	65.63
				336,494	19,516	19,516	1.5%	$58.00	Aaa

Giorgio Armani Corporation	752-760 Madison Avenue	100.0	Dec 2024	21,124	$16,324	$16,324	1.3%	$772.77
	717 Fifth Avenue	10.9	Mar 2023	46,940	24,042	2,621	0.2%	$512.18
	762 Madison Avenue	90.0	Dec 2024	1,264	261	235	—%	$206.32
				69,328	$40,627	$19,180	1.5%	$586.00

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	$19,039	$19,039	1.5%	$61.79

Advance Magazine Group, Fairchild Publications	750 Third Avenue	100.0	Feb 2021	286,622	$15,160	$15,160	1.2%	$52.89
	485 Lexington Avenue	100.0	Feb 2021	52,573	3,707	3,707	0.3%	70.51
				339,195	$18,867	$18,867	1.5%	$55.62

News America Incorporated	1185 Avenue of the Americas	100.0	Nov 2020	165,086	$18,104	$18,104	1.4%	$109.66	A
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$35,511	$17,756	1.4%	$513.06	AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$33,532	$17,101	1.3%	$60.18
Cravath, Swaine & Moore LLP	Worldwide Plaza	24.35	Aug 2024	617,135	$67,045	$16,325	1.3%	$108.64

WeWork	609 Fifth Avenue	100.0	Apr 2035	138,563	$11,224	$11,224	0.9%	$81.00
	2 Herald Sqaure	51.0	Feb 2036	153,061	9,005	4,593	0.4%	58.83
				291,624	$20,229	$15,817	1.3%	$69.37

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	$14,897	$14,897	1.1%	$64.46
	1055 Washington Blvd.	100.0	Oct 2028	23,800	887	887	0.1%	37.28
				254,914	$15,784	$15,784	1.2%	$61.92	BBB+

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,651	$15,651	1.2%	$105.60
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,393	$15,393	1.2%	$92.08	BBB-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	137,992	$9,673	$9,673	0.7%	$70.10
	11 Madison Avenue	60.0	Sep 2030	104,618	9,267	5,560	0.4%	88.58
				242,610	$18,940	$15,233	1.1%	$78.07

Infor (US) Inc.	635 Sixth Avenue	100.0	Feb 2025	71,048	$7,004	$7,004	0.5%	$98.58
	641 Sixth Avenue	100.0	Jul 2022	43,000	2,977	2,977	0.2%	69.23
	641 Sixth Avenue	100.0	Jun 2026	21,981	1,965	1,965	0.2%	89.40
	641 Sixth Avenue	100.0	Dec 2027	13,090	1,377	1,377	0.1%	105.21
				149,119	$13,323	$13,323	1.0%	$89.35
Total				8,722,902	$680,346	$449,795	34.9%	$78.00

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	32	First Quarter 2020

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	33	First Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/19			1,306,757

Less: Properties in redevelopment	1 Madison Avenue		(10,695)
	625 Madison Avenue

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	2	10,787	12,202	$85.27
	30 East 40th Street	1	930	930	72.76
	100 Park Avenue	1	5,251	5,751	73.00
	110 East 42nd Street	1	982	1,009	65.99
	110 Greene Street	7	25,738	23,092	83.63
	220 East 42nd Street	1	2,676	2,657	69.39
	304 Park Avenue South	3	55,364	54,734	66.45
	420 Lexington Avenue	8	33,816	42,990	58.28
	711 Third Avenue	1	29,967	32,826	49.71
	800 Third Avenue	2	40,143	44,814	58.63
	810 Seventh Avenue	1	7,598	8,502	66.35
	1350 Avenue of the Americas	2	30,714	31,556	96.27
	2 Herald Square	1	28,078	27,500	90.54
	Total/Weighted Average	31	272,044	288,563	$70.02

Retail
	100 Park Avenue	1	7,424	8,597	$52.76
	1515 Broadway	1	43,787	44,721	57.37
	Total/Weighted Average	2	51,211	53,318	$56.63

Storage
	110 Greene Street	1	422	422	$56.87
	800 Third Avenue	1	1,000	1,500	20.00
	Total/Weighted Average	2	1,422	1,922	$28.10

	Total Space which became available during the quarter
	Office	31	272,044	288,563	$70.02
	Retail	2	51,211	53,318	$56.63
	Storage	2	1,422	1,922	$28.10
		35	324,677	343,803	$67.70

	Total Available Space		1,620,739

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	34	First Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,620,739

Office
	10 East 53rd Street	1	2.0	3,618	4,109	$105.00	$98.77	$—	—
	30 East 40th Street	1	7.0	930	1,143	65.00	59.20	—	—
	55 West 46th Street - Tower 46	1	2.8	5,385	5,385	74.00	—	2.79	3.5
	100 Park Avenue	2	10.3	4,713	4,727	88.00	86.11	127.10	2.7
	110 Greene Street	7	4.5	18,982	18,035	79.14	79.80	34.81	2.3
	125 Park Avenue	2	19.9	27,384	30,169	64.87	63.75	78.80	10.7
	220 East 42nd Street	1	0.5	2,676	2,657	69.39	69.39	—	—
	304 Park Avenue South	1	8.2	2,909	2,757	70.00	67.03	16.42	7.0
	420 Lexington Avenue	7	6.6	15,341	16,862	65.41	68.21	33.48	1.1
	800 Third Avenue	2	9.7	21,194	23,012	57.22	57.08	—	3.7
	810 Seventh Avenue	1	12.0	15,500	17,320	71.00	79.53	116.71	6.0
	1350 Avenue of the Americas	3	5.9	7,556	8,136	81.32	—	115.05	3.1
	2 Herald Square	1	17.0	28,478	29,388	66.00	85.93	95.00	12.0
	Total/Weighted Average	30	11.5	154,666	163,700	$69.23	$73.68	$60.97	6.1

Retail
	100 Park Avenue	1	7.5	7,424	7,808	$63.00	$58.09	$44.83	6.0
	304 Park Avenue South	1	10.4	7,240	8,548	169.63	166.41	99.44	5.0
	1515 Broadway	1	20.0	43,787	39,436	73.54	65.06	—	14.0
	2 Herald Square	1	10.1	22,927	21,706	306.37	—	253.39	7.0
	Total/Weighted Average	4	14.9	81,378	77,498	$148.29	$79.61	$86.46	10.2

Storage
	110 Greene Street	1	1.0	422	422	$58.58	$56.87	$—	—
	Total/Weighted Average	1	1.0	422	422	$58.58	$56.87	$—	—

Leased Space
	Office (3)	30	11.5	154,666	163,700	$69.23	$73.68	$60.97	6.1
	Retail	4	14.9	81,378	77,498	$148.29	$79.61	$86.46	10.2
	Storage	1	1.0	422	422	$58.58	$56.87	$—	—
	Total	35	12.5	236,466	241,620	$94.57	$75.38	$69.04	7.4

Total Available Space as of 3/31/20				1,384,273

Early Renewals
Office
	110 East 42nd Street	1	1.0	1,242	1,276	$66.00	$66.83	$—	—
	420 Lexington Avenue	1	5.1	1,220	1,485	65.00	65.25	38.53	38.5
	Total/Weighted Average	2	3.2	2,462	2,761	$65.46	$65.98	$20.72	20.7

Retail
	110 Greene Street	1	1.0	2,812	2,740	$121.84	$125.53	$—	—
	Total/Weighted Average	1	1.0	2,812	2,740	$121.84	$125.53	$—	—

Storage
	750 Third Avenue	1	12.6	2,280	2,434	$35.00	$46.71	$—	4.0
	Total/Weighted Average	1	12.6	2,280	2,434	$35.00	$46.71	$—	4.0

Renewals
	Early Renewals Office	2	3.2	2,462	2,761	$65.46	$65.98	$20.72	20.7
	Early Renewals Retail	1	1.0	2,812	2,740	$121.84	$125.53	$—	—
	Early Renewals Storage	1	12.6	2,280	2,434	$35.00	$46.71	$—	4.0
	Total	4	5.3	7,554	7,935	$75.59	$80.63	$7.21	1.4

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $68.39/rsf for 133,762 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $68.33/rsf for 136,523 rentable SF.

Supplemental Information	35	First Quarter 2020

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2020 (1)	9	47,130	0.45%	$2,912,968	$61.81	$60.19	3	45,008	0.42%	$2,944,223	$65.42	$70.49
2nd Quarter 2020	11	39,200	0.37%	2,898,620	73.94	68.59	4	53,078	0.49%	4,042,643	76.16	73.27
3rd Quarter 2020	19	202,055	1.92%	13,914,891	68.87	63.55	4	30,098	0.28%	2,199,565	73.08	70.90
4th Quarter 2020	24	283,998	2.70%	25,334,702	89.21	68.75	5	30,276	0.28%	3,037,296	100.32	81.73

Total 2020	63	572,383	5.44%	$45,061,181	$78.73	$66.20	16	158,460	1.47%	$12,223,727	$77.14	$73.65

2021	112	1,174,907	11.18%	$72,096,077	$61.36	$62.59	27	291,807	2.70%	$22,204,219	$76.09	$75.82
2022	92	770,000	7.33%	59,954,294	77.86	71.83	32	902,632	8.36%	84,158,958	93.24	91.76
2023	72	835,699	7.95%	51,322,914	61.41	60.69	16	438,826	4.07%	38,351,957	87.40	74.99
2024	57	388,503	3.70%	26,653,136	68.60	65.94	22	986,490	9.14%	106,113,695	107.57	83.84
2025	50	587,667	5.59%	50,445,924	85.84	70.55	13	430,336	3.99%	35,448,944	82.38	77.07
2026	29	736,789	7.01%	51,651,214	70.10	65.32	20	499,312	4.63%	50,892,964	101.93	94.47
2027	34	610,630	5.81%	47,329,899	77.51	65.48	18	383,505	3.55%	34,201,170	89.18	87.41
2028	34	565,350	5.38%	41,773,577	73.89	69.26	18	206,956	1.92%	21,792,843	105.30	106.76
2029	19	398,493	3.79%	25,595,117	64.23	61.32	13	724,710	6.72%	48,845,072	67.40	77.39
Thereafter	71	3,869,780	36.82%	227,679,657	58.84	61.39	35	5,767,707	53.45%	391,508,279	67.88	80.45
	633	10,510,201	100.00%	$699,562,990	$66.56	$64.11	230	10,790,741	100.00%	$845,741,828	$78.38	$82.32

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to March 31, 2020.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized contractual cash rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of March 31, 2020. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	36	First Quarter 2020

ANNUAL LEASE EXPIRATIONS Retail Within Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2020 (1)	3	9,901	9.92%	$1,463,630	$147.83	$156.51	1	3,600	1.33%	$257,200	$71.44	$85.00
2021	—	—	—%	—	—	—	3	15,335	5.66%	4,434,095	289.15	73.49
2022	1	1,165	1.17%	223,652	191.98	96.15	1	3,868	1.43%	3,654,761	944.87	801.45
2023	—	—	—%	—	—	—	3	54,071	19.95%	25,759,773	476.41	268.19
2024	3	25,507	25.54%	16,678,603	653.88	541.70	1	7,793	2.87%	5,731,176	735.43	1,026.56
2025	1	30,139	30.18%	150,000	4.98	24.88	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	27.46%	31,180,707	418.96	282.98
2027	—	—	—%	—	—	—	1	3,655	1.35%	757,884	207.36	102.98
2028	1	10,040	10.05%	4,128,216	411.18	323.80	—	—	—%	—	—	—
2029	—	—	—%	—	—	—	1	31,174	11.50%	21,754,800	697.85	449.09
Thereafter	2	23,100	23.14%	1,893,384	81.96	108.20	2	77,154	28.46%	37,276,368	483.14	488.27
	11	99,852	100.00%	$24,537,485	$245.74	$220.12	17	271,074	100.01%	$130,806,764	$482.55	$369.43
Vacancy (5)		8,819				604.26		—				—
		108,671				$251.29		271,074				$369.43

Other Retail
2020 (1)	4	7,238	1.18%	$1,727,477	$238.67	$202.56	2	6,263	1.31%	$663,768	$105.98	$72.81
2021	11	23,119	3.78%	3,062,090	132.45	100.80	5	5,995	1.25%	592,271	98.79	85.37
2022	11	65,902	10.77%	13,124,278	199.15	184.48	9	81,972	17.09%	20,531,683	250.47	256.25
2023	10	36,669	5.99%	5,630,675	153.55	111.73	4	23,463	4.89%	3,057,216	130.30	97.88
2024	5	22,420	3.66%	4,279,803	190.89	134.80	5	7,232	1.51%	3,060,916	423.25	300.37
2025	8	28,753	4.70%	7,747,553	269.45	173.04	2	946	0.20%	230,638	243.80	136.63
2026	6	15,877	2.59%	1,745,479	109.94	128.56	5	21,373	4.46%	9,732,819	455.38	324.39
2027	6	31,961	5.22%	4,318,014	135.10	96.36	7	26,316	5.49%	11,225,990	426.58	413.59
2028	8	34,041	5.56%	4,797,147	140.92	114.00	6	17,759	3.70%	3,786,402	213.21	354.69
2029	6	28,001	4.58%	1,729,627	61.77	72.36	8	69,902	14.57%	6,020,928	86.13	79.92
Thereafter	32	318,007	51.97%	42,832,812	134.69	121.86	10	218,491	45.53%	20,046,005	91.75	88.10
	107	611,988	100.00%	$90,994,955	$148.69	$127.18	63	479,712	100.00%	$78,948,636	$164.58	$157.44
Vacancy (5)		30,612				231.91		23,138				118.26
		642,600				$132.17		502,850				$155.63

	(1) Includes month to month holdover tenants that expired prior to March 31, 2020.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized contractual cash rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of March 31, 2020. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	37	First Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2020
1998 - 2018 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	90.4
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	91.3
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	84.8
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	94.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	97.0
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	87.3
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	91.2
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	90.4
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	33.5
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	9.3
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		90.4
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	92.4
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	95.0
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	9.3
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.5
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	94.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	82.6
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	89.5
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	74.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	91.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	93.5
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	95.8
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	94.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	88.2
					43,502,923	$23,690,130
2019 Acquisitions
May-19	110 Greene Street	Soho	10.0%	Leasehold Interest	223,600	$256,500	93.3	91.3
					223,600	$256,500
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	38	First Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2018 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					26,505,219	$17,513,650	$661

2019 Sales
May-19	521 Fifth Avenue	Grand Central	50.5%	Fee Interest	460,000	$381,000	$828
					460,000	$381,000	$828

Supplemental Information	39	First Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2020
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	N/A
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2018 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					6,000,941	$1,510,123	$252
2019 Sales
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0%	Fee Interest	143,400	$23,100	$161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
					1,250,400	$252,261	$202

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	40	First Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	3/31/2020
2005 - 2018 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	91.9
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	97.9
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	100.0
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	91.9
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	97.0
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	96.4
Jul-18	1231 Third Avenue	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	100.0
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	100.0
					13,152,947	$6,703,798
2019 Acquisitions
Apr-19	106 Spring Street	Soho	100.0%	Fee Interest	5,928	$80,150	—	—
May-19	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	45.4
					643,928	$520,150
2020 Acquisitions
Jan-20	762 Madison Avenue	Plaza District	10.0%	Fee Interest	6,109	$29,250	55.1	55.1
Jan-20	707 Eleventh Avenue	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	54.3
Jan-20	126 Nassau Street	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	87.3
					264,241	$119,250

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	41	First Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					7,230,021	$4,373,360	$605
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728
2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
Jun-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
					241,540	$776,800	$3,216
2019 Sales
Jan-19	131-137 Spring Street	Soho	20.0%	Fee Interest	68,342	$216,000	$3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
					117,195	$350,593	$2,992
2020 Sales
Mar-20	315 West 33rd Street - The Olivia	Penn Station	100.0%	Fee Interest	492,987	$446,500	$906
					492.987	$446,500	$906

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	42	First Quarter 2020

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Isaac Zion
Co-Chief Investment Officer
Steven M. Durels
Executive Vice President, Director of	Maggie Hui
Leasing and Real Property	Chief Accounting Officer

Supplemental Information	43	First Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from SLG’s unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	44	First Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2020	2019

Net income (loss) attributable to SL Green common stockholders	$114,801	$43,792
Add:
Depreciation and amortization	68,279	68,343
Joint venture depreciation and noncontrolling interest adjustments	56,318	47,625
Net income (loss) attributable to noncontrolling interests	5,909	2,515
Less:
Loss on sale of real estate, net	72,636	(1,049)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	17,166
Purchase price and other fair value adjustment	—	(2,041)
Depreciation on non-rental real estate assets	650	707
FFO attributable to SL Green common stockholders and noncontrolling interests	$172,021	$147,492

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019

Net income (loss)	$127,114	24,255	40,722	$173,741	$52,769
Interest expense, net of interest income	37,494	44,724	48,112	47,160	50,525
Amortization of deferred financing costs	2,500	3,087	3,112	2,712	2,742
Income taxes	1,134	1,027	(995)	680	770
Depreciation and amortization	68,279	64,090	70,464	69,461	68,343
Loss (gain) on sale of real estate	(72,636)	19,241	(3,541)	—	1,049
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	—	—	(59,015)	(17,166)
Purchase price and other fair value adjustments	—	—	(3,799)	(67,631)	2,041
Depreciable real estate reserves	—	—	7,047	—	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	88,724	85,733	86,743	88,159	89,160
EBITDAre	$252,609	$242,157	$247,865	$255,267	$250,233

Supplemental Information	45	First Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended
	March 31,
	2020	2019

Net income (loss)	$127,114	$52,769
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	(17,166)
Purchase price and other fair value adjustments	—	2,041
Loss on sale of real estate, net	(72,636)	1,049
Depreciable real estate reserves	—	—
Depreciation and amortization	68,279	68,343
Interest expense, net of interest income	37,494	50,525
Amortization of deferred financing costs	2,500	2,742
Operating income	162,751	160,303

Equity in net loss (income) from unconsolidated joint ventures	12,814	5,234
Marketing, general and administrative expense	19,570	25,979
Transaction related costs, net	65	55
Investment income	(38,533)	(50,031)
Loan loss and other investment reserves, net of recoveries	11,248	—
Non-building revenue	(3,790)	(9,144)
Loss on early extinguishment of debt	—	—
Net operating income (NOI)	164,125	132,396

Equity in net (loss) income from unconsolidated joint ventures	(12,814)	(5,234)
SLG share of unconsolidated JV depreciation and amortization	45,874	48,128
SLG share of unconsolidated JV interest expense, net of interest income	35,777	39,407
SLG share of unconsolidated JV amortization of deferred financing costs	1,687	1,568
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—
SLG share of unconsolidated JV investment income	(307)	(2,227)
SLG share of unconsolidated JV non-building revenue	(1,599)	(711)
NOI including SLG share of unconsolidated JVs	232,743	213,327

NOI from other properties/affiliates	(54,596)	(33,147)
Same-Store NOI	178,147	180,180

Operating lease straight-line adjustment	429	514
Joint Venture operating lease straight-line adjustment	342	393
Straight-line and free rent	(1,672)	(4,758)
Amortization of acquired above and below-market leases, net	(2,376)	(1,237)
Joint Venture straight-line and free rent	(5,802)	(16,595)
Joint Venture amortization of acquired above and below-market leases, net	(3,827)	(4,262)
Same-store cash NOI	$165,241	$154,235

Supplemental Information	46	First Quarter 2020

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	47	First Quarter 2020